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       COMMON SHARES                               [ROCK FINANCIAL LOGO]                        COMMON SHARES
       -------------                                                                            -------------
          NUMBER                                                                                   SHARES
          RFC
                                                                                               CUSIP 772150 10 8

P                                                    ROCK FINANCIAL CORPORATION                   SEE REVERSE FOR
                                       INCORPORATED UNDER THE LAWS OF THE STATE OF MICHIGAN    CERTAIN DEFINITIONS
R
                THIS CERTIFIES THAT
O

O

F

                IS THE REGISTERED HOLDER OF

                                  FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $.01 PAR VALUE OF
                                                    ROCK FINANCIAL CORPORATION

transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the
Articles of Incorporation and any amendments thereto, to all of which the holder, by acceptance hereof, assents.  This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

                                                                                WITNESS the signature of its duly authorized officer

DATED:

COUNTERSIGNED AND REGISTERED:
    NATIONAL CITY BANK
        TRANSFER AGENT AND REGISTRAR                [ROCK FINANCIAL CORPORATION
                                                     CORPORATE MICHIGAN SEAL]

BY                                                                                                 BY           [SIG]
                AUTHORIZED SIGNATURE                                                                  ITS CHAIRMAN OF THE BOARD
                                              STEEL ENGRAVED BORDER PRINTED HERE
                                          (c) MIDWEST BANK NOTE COMPANY, PLYMOUTH, MICH.
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                          ROCK FINANCIAL CORPORATION

        The Corporation will furnish without charge to each shareholder who so requests a full statement of the designation, relative rights, preferences and limitations of the shares of each class of this Corporation authorized to be issued, the designation, relative rights, preferences, and limitations of each series thereof so far as the same have been prescribed and the authority of the Board of Directors of this Corporation to designate and prescribe the relative rights, preferences and limitations of other series.


        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:




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        TEN COM  -as tenants in common                                     UNIF GIFT MIN ACT-__________Custodian___________

        TEN ENT  -as tenants by the entireties                                                 (Cust)             (Minor)

        JT TEN   -as joint tenants with right of                           under Uniform Gifts to Minors
                  survivorship and not as tenants
                  in common                                                Act___________________________
                                                                                       (State)

                              Additional abbreviations may also be used though not in the above list.

        For value received, __________________________________________hereby sell(s), assign(s) and transfer(s) unto

                   PLEASE INSERT SOCIAL SECURITY OR OTHER
                      IDENTIFYING NUMBER OF ASSIGNEE
                   [                                    ]

        _______________________________________________________________________________________________________________________
                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
        _______________________________________________________________________________________________________________________

        _______________________________________________________________________________________________________________________

        _________________________________________________________________________________________________________________shares of the common shares represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint
        _______________________________________________________________________________________________________________________
        Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


        Dated_______________                                               X___________________________________________________
                                                                            NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST
                                                                            CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                                                                            OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                                            ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


        SIGNATURE(S) GUARANTEED:                                            ___________________________________________________
                                                                            THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
                                                                            GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
                                                                            AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                                                                            MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
                                                                            MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

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